SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant    [ ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ x]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-
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            RJR NABISCO HOLDINGS CORP.
         (Name of Registrant as Specified in Charter)

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       HIGH RIVER LIMITED PARTNERSHIP
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         4)       Date Filed:


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